Statement of Additional Information
(SAI) Supplement
American Century Asset Allocation Portfolios, Inc. (SAI dated July 31, 2017)
American Century Capital Portfolios, Inc. (SAIs dated April 10, 2017)
American Century Capital Portfolios, Inc. (SAI dated July 31, 2017)
American Century Growth Funds, Inc. (SAI dated April 10, 2017)

Supplement dated July 31, 2017

The Board of Directors of each aforementioned corporation has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on October 18, 2017.

Shareholders of the funds will be asked to consider and act upon a proposal to elect four members to the funds' Board of Directors for indefinite terms, subject to termination or resignation. The nominees include three current members of the board, Barry Fink, Jan M. Lewis and Stephen E. Yates, and one current advisory member to the boards, Thomas W. Bunn.

The record date for the meeting is July 28, 2017. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 23, 2017.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93037 1707